UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported):     June 11, 2004



                              AUDIOVOX CORPORATION
             (Exact name of registrant as specified in its charter)



DELAWARE                              1-9532                  13-1964841
(State or other jurisdiction       (Commission      (IRS Employer Identification
 of Incorporation)                 File Number)                 Number)




150 Marcus Boulevard, Hauppauge, New York                       11788
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:           (631) 231-7750



                                      NONE
          (Former name or former address, if changed since last report)






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ITEM 5.  OTHER EVENTS

     On June 14, 2004 Audiovox Corporation (the "Company") announced that its majority owned subsidiary, Audiovox Communications Corp. ("ACC") had entered into a definitive agreement to sell selected assets and liabilities to UTStarcom, Inc. (the "Asset Purchase Agreement").

     Under the terms of the Asset Purchase Agreement and subject to the terms and conditions thereof, UTStarcom, Inc. ("UTStarcom") will purchase selected assets and liabilities (excluding its receivables, inter-company accounts payable, and certain accrued expenses) from ACC for a total purchase price of $165.1 million in cash, subject to post- closing adjustments.

     The closing of the Asset Purchase Agreement is subject to certain closing conditions, including regulatory, third party and Audiovox shareholder approval. The Company's Board of Directors as well as UTStarcom's Board have approved the transaction and John J. Shalam, Audiovox's Chairman, Chief Executive Officer and majority shareholder, has agreed to vote his Audiovox shares in favor of the deal.

     The foregoing is not a description of the material terms of the transaction. You should read a copy of the Asset Purchase Agreement, which is attached as an exhibit to this report for a more complete understanding of the terms.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)    Exhibits.

      Exhibit No.                   Description

      Exhibit 99.1         Asset Purchase Agreement, dated as of June 11,
                           2004, by and among Audiovox Communications Corp., Quintex Mobile Communications Corporation, Audiovox Communications Canada Co., UTStarcom, Inc., UTStarcom Canada Company and, with respect to Sections 2.05, 2.07, 2.09, 3.01, 3.02, 3.11(b), 3.30, 5.06, 5.08,
                           5.19, 5.20, 5.21, 5.22, 5.24 and Articles VII - X
                           only, Audiovox Corporation

      Exhibit 99.2 Voting Agreement and Irrevocable Proxy by and between UTStarcom, Inc. and John J.Shalam

      Exhibit 99.3 Personally Held Intangibles Purchase Agreement made and entered into as of June 10, 2004 by and between Audiovox Communications Corp. and Philip Christopher

      Exhibit 99.4 Agreement and General Release made and entered into as of June 10, 2004 among Audiovox Communications Corp., Audiovox Corporation and Philip Christopher

      Exhibit 99.5 Stock Purchase Agreement made and entered into as of June 10, 2004 by and among Toshiba Corporation, Audiovox Communications Corp. and Audiovox Corporation

      Exhibit 99.6 Agreement for Purchase of 7.5 Shares dated as of June 8, 2004 by and between Audiovox Corporation and Toshiba Corporation

      Exhibit 99.7         Press Release dated June 14, 2004



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               AUDIOVOX CORPORATION




Dated:  June 14, 2004          By:  /s/ Charles M. Stoehr
                                   --------------------------------------------
                                   Charles M. Stoehr
                                   Senior Vice President and
                                   Chief Financial Officer




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